POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about March 19, 2010 relating to the reorganization of the Trust's Large Cap Core Equity Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2010.

                                           /s/ PHILLIP R. COX
                                           -----------------------------
                                           PHILLIP R. COX
                                           Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

On the 26th day of February, 2010, personally appeared before me, PHILLIP R. COX, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 26th day of February, 2010.

                                           /s/ Marybeth Maloney
                                           -------------------------
                                           Notary Public

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about March 19, 2010 relating to the reorganization of the Trust's Large Cap Core Equity Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2010.

                                           /s/ H. JEROME LERNER
                                           -----------------------------
                                           H. JEROME LERNER
                                           Trustee

STATE OF FLORIDA      )
                      ) ss:
COUNTY OF PALM BEACH  )

On the 26th day of February, 2010, personally appeared before me, H. JEROME LERNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 26th day of February, 2010.

                                           /S/ Jean M. Velez
                                           -------------------------
                                           Notary Public

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about March 19, 2010 relating to the reorganization of the Trust's Large Cap Core Equity Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2010.

                                           /s/ DONALD C. SIEKMANN
                                           -----------------------------
                                           DONALD C. SIEKMANN
                                           Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

On the 2nd day of March, 2010, personally appeared before me, DONALD C. SIEKMANN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 2nd day of March, 2010.

                                           /s/ Jennifer L. Lipez
                                           -------------------------
                                           Notary Public

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about March 19, 2010 relating to the reorganization of the Trust's Large Cap Core Equity Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2010.

                                           /s/ SUSAN J. HICKENLOOPER
                                           -----------------------------
                                           SUSAN J. HICKENLOOPER
                                           Trustee

STATE OF FLORIDA      )
                      ) ss:
COUNTY OF INDIAN RIVER)

On the 2nd day of March, 2010, personally appeared before me, SUSAN J. HICKENLOOPER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 2nd day of March, 2010.

                                           /s/ Dora D. Thorne
                                           -------------------------
                                           Notary Public

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about March 19, 2010 relating to the reorganization of the Trust's Large Cap Core Equity Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 2010.

                                           /s/ JOHN P. ZANOTTI
                                           -----------------------------
                                           JOHN P. ZANOTTI
                                           Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

On the 4th day of March, 2010, personally appeared before me, JOHN P. ZANOTTI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 4th day of March, 2010.

                                           /s/ Jason Searcy
                                           -------------------------
                                           Notary Public